UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

            Delaware 000-26427 77-0454966
       ------------------------------------------------------------------------------------------
(State or other jurisdiction (Commission (IRS Employer
         of incorporation) File Number) Identification No.)

1990 E. Grand Avenue, El Segundo, CA                     90245
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:         (310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 5, 2019, the compensation committee of our Board of Directors approved a non-equity incentive plan for 2019 (the “2019 Plan”) under which members of our executive management, including our named executive officers, are eligible for cash bonus awards to be paid in 2020. The 2019 Plan sets an aggregate bonus pool of $4.9 million (the “2019 Base Pool”) and provides that the actual bonus pool for 2019 could range from zero to twice the 2019 Base Pool based on our performance in 2019 relative to targets for revenue and non-GAAP adjusted EBITDA.  However, the compensation committee retains the discretion to adjust the size of the bonus pool, for example to take into account factors such as deterioration in the economic environment.

After it determines the final bonus pool after year end, the compensation committee will allocate the bonus pool based on its assessment of the individual performance of each participating employee as well as that employee’s overall compensation level versus relevant benchmarks set using comparable individuals at comparable companies. No individual has an individual bonus guarantee under the 2019 Plan.

On April 5, 2019, the compensation committee of our Board of Directors also approved a program whereby employees who retire as C-level officers after at least 20 years of service may continue to participate in our health plans. Participating executive retirees must pay 100% of the applicable premiums, and the program may be canceled or modified at any time by the compensation committee in its sole discretion. We expect that this program will have no significant financial impact on the company nor on the other participants in our employee health plans.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stamps.com Inc.
(Registrant)

April 11, 2019	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer